                                                                    EXHIBIT 28.1


CAPSTEAD MORTGAGE CORPORATION
COLLATERAL SUMMARY AND REMITTANCE REPORT
FOR MONTH ENDING:  25-SEP-00
MASTER SERVICING DIVISION

DEAL REFERENCE                                                   93-2A              93-2C               93-2D           93-2E.A
                                                            --------------    ---------------    ----------------    --------------
BEGINNING SECURITY BALANCE                                  $20,791,492.40    $ 61,887,368.85    $  38,719,266.35    $24,981,176.13
  Loans Repurchased                                                     --                 --                  --                --
  Scheduled Principal Distribution                               35,509.00         101,247.90          368,370.60        220,929.89
  Additional Principal Distribution                               8,457.85          33,208.22           42,610.86          6,088.56
  Liquidations Distribution                                     305,579.34         190,907.99          675,245.83                --
  Accelerated Prepayments                                               --                 --                  --                --
  Adjustments (Cash)                                                    --                 --                  --                --
  Adjustments (Non-Cash)                                                --                 --                  --                --
  Losses/Foreclosures                                                   --                 --                  --                --
  Special Hazard Account                                                --                 --                  --                --
                                                            --------------    ---------------    ----------------    --------------
                                Ending Security Balance     $20,441,946.21    $ 61,562,004.74    $  37,633,039.06    $24,754,157.68
                                                            ==============    ===============    ================    ==============
INTEREST DISTRIBUTION:
Due Certificate Holders                                     $   128,249.97    $    378,275.71    $     216,243.32    $   138,288.53
Compensating Interest                                             1,752.37              15.96            2,014.38                --

  Trustee Fee (Tx. Com. Bk.)                                        233.90             773.59              483.99            270.63
  Pool Insurance Premium (PMI Mtg. Ins.)                                --                 --                  --          5,495.86
  Pool Insurance (GE Mort. Ins.)                                  5,031.54                 --            6,233.80                --
  Pool Insurance (United Guaranty Ins.)                                 --                 --                  --                --
  Backup for Pool Insurance (Fin. Sec. Assur.)                          --                 --                  --                --
  Special Hazard Insurance (Comm. and Ind.)                         987.60                 --                  --                --
  Bond Manager Fee (Capstead)                                       329.20             773.59              564.66            312.26
  Excess Compensating Interest (Capstead)                               --                 --                  --                --
  Administrative Fee (Capstead)                                     563.11           2,578.76            1,209.97            884.82
  Administrative Fee (Other)                                            --                 --                  --                --
  Excess-Fees                                                           --                 --                  --                --
  Special Hazard Insurance (Aetna Casualty)                             --                 --                  --                --
  Other                                                                 --                 --                  --                --
                                                            --------------    ---------------    ----------------    --------------
                                             Total Fees           7,145.35           4,125.94            8,492.42          6,963.57
                                                            --------------    ---------------    ----------------    --------------
 Servicing Fee                                                    6,206.07          16,112.32           10,654.26          6,981.90
 Interest on Accelerated Prepayments                                    --                 --                  --                --
                                                            --------------    ---------------    ----------------    --------------
                            Total Interest Distribution     $   143,353.76    $    398,529.93    $     237,404.38    $   152,234.00
                                                            ==============    ===============    ================    ==============
LOAN COUNT                                                              80                240                 204               128
WEIGHTED AVERAGE PASS-THROUGH RATE                             7.503203955         7.33509943         6.764313085       6.642851207

                                                                    EXHIBIT 28.1


CAPSTEAD MORTGAGE CORPORATION
COLLATERAL SUMMARY AND REMITTANCE REPORT
FOR MONTH ENDING:  25-SEP-00
MASTER SERVICING DIVISION


DEAL REFERENCE                                                 93-2E.B             93-2G              1995-A            1996-A
                                                            --------------    ---------------    ----------------    --------------
BEGINNING SECURITY BALANCE                                  $69,796,423.43    $101,412,652.75    $  26,217,054.53    $20,580,131.68
  Loans Repurchased                                                     --                 --                  --                --
  Scheduled Principal Distribution                              105,906.07         161,939.28           27,883.82         27,562.90
  Additional Principal Distribution                              74,280.61          30,887.64            4,815.12          1,940.91
  Liquidations Distribution                                   1,073,761.51         916,304.69          716,328.78      1,256,279.14
  Accelerated Prepayments                                               --                 --                  --                --
  Adjustments (Cash)                                                    --                 --                  --                --
  Adjustments (Non-Cash)                                                --                 --                  --                --
  Losses/Foreclosures                                                   --                 --                  --                --
  Special Hazard Account                                                --                 --                  --                --
                                                            --------------    ---------------    ----------------    --------------
                                Ending Security Balance     $68,542,475.24    $100,303,521.14    $  25,468,026.81    $19,294,348.73
                                                            ==============    ===============    ================    ==============
INTEREST DISTRIBUTION:
Due Certificate Holders                                     $   407,525.53    $    601,630.80    $     175,001.23    $   125,942.31
Compensating Interest                                             5,020.80           2,429.13                  --                --

  Trustee Fee (Tx. Com. Bk.)                                        756.13           1,140.89              218.48            257.25
  Pool Insurance Premium (PMI Mtg. Ins.)                         15,355.21                 --                  --                --
  Pool Insurance (GE Mort. Ins.)                                        --                 --            9,831.40          5,927.08
  Pool Insurance (United Guaranty Ins.)                                 --                 --                  --                --
  Backup for Pool Insurance (Fin. Sec. Assur.)                          --                 --                  --                --
  Special Hazard Insurance (Comm. and Ind.)                             --                 --                  --                --
  Bond Manager Fee (Capstead)                                       872.46           1,267.66                  --                --
  Excess Compensating Interest (Capstead)                               --                 --            3,900.09          3,972.95
  Administrative Fee (Capstead)                                   2,471.99           4,225.67              673.17            857.50
  Administrative Fee (Other)                                            --                 --                  --                --
  Excess-Fees                                                           --                 --                  --                --
  Special Hazard Insurance (Aetna Casualty)                             --                 --              600.81            471.63
  Other                                                                 --                 --                  --                --
                                                            --------------    ---------------    ----------------    --------------
                                             Total Fees          19,455.79           6,634.22           15,223.95         11,486.41
                                                            --------------    ---------------    ----------------    --------------
 Servicing Fee                                                   18,214.70          25,222.97            8,192.90          5,668.45
 Interest on Accelerated Prepayments                                    --                 --                  --                --
                                                            --------------    ---------------    ----------------    --------------
                            Total Interest Distribution     $   450,216.82    $    635,917.12    $     198,418.08    $   143,097.17
                                                            ==============    ===============    ================    ==============
LOAN COUNT                                                             247                382                 124                77
WEIGHTED AVERAGE PASS-THROUGH RATE                             7.092850488        7.147746325         8.010109441        7.34352794

                                                                    EXHIBIT 28.1


CAPSTEAD MORTGAGE CORPORATION
COLLATERAL SUMMARY AND REMITTANCE REPORT
FOR MONTH ENDING:  25-SEP-00
MASTER SERVICING DIVISION

DEAL REFERENCE                                                  1996-B           1996-C.1            1996-C.2          1996-C.3
                                                            --------------    ---------------    ----------------    --------------
BEGINNING SECURITY BALANCE                                  $39,778,554.08    $  6,047,475.45    $  12,842,675.72    $12,211,591.36
  Loans Repurchased                                                     --                 --                  --                --
  Scheduled Principal Distribution                               48,332.55           6,029.00           15,130.93         11,674.31
  Additional Principal Distribution                               8,988.02             491.95            2,972.55          2,784.19
  Liquidations Distribution                                     233,474.24                 --          403,706.58        412,761.21
  Accelerated Prepayments                                               --                 --                  --                --
  Adjustments (Cash)                                                    --                 --                  --                --
  Adjustments (Non-Cash)                                                --                 --                  --                --
  Losses/Foreclosures                                                   --                 --                  --                --
  Special Hazard Account                                                --                 --                  --                --
                                                            --------------    ---------------    ----------------    --------------
                                Ending Security Balance     $39,487,759.27    $  6,040,954.50    $  12,420,865.66    $11,784,371.65
                                                            ==============    ===============    ================    ==============
INTEREST DISTRIBUTION:
Due Certificate Holders                                     $   258,384.97    $     42,791.59    $      86,799.29    $    83,576.91
Compensating Interest                                                   --                 --                  --                --

  Trustee Fee (Tx. Com. Bk.)                                        497.23              75.59              107.02            101.76
  Pool Insurance Premium (PMI Mtg. Ins.)                         10,750.15                 --                  --                --
  Pool Insurance (GE Mort. Ins.)                                        --           1,741.67                  --                --
  Pool Insurance (United Guaranty Ins.)                                 --                 --                  --          4,548.82
  Backup for Pool Insurance (Fin. Sec. Assur.)                    1,033.49                 --                  --                --
  Special Hazard Insurance (Comm. and Ind.)                             --                 --                  --                --
  Bond Manager Fee (Capstead)                                           --                 --                  --          2,531.26
  Excess Compensating Interest (Capstead)                         1,225.24                 --            2,075.62            320.30
  Administrative Fee (Capstead)                                   1,657.45             302.37              267.57            503.04
  Administrative Fee (Other)                                            --                 --                  --                --
  Excess-Fees                                                           --                 --                  --                --
  Special Hazard Insurance (Aetna Casualty)                       1,150.26             138.58                  --            353.12
  Other                                                                 --                 --                  --                --
                                                            --------------    ---------------    ----------------    --------------
                                             Total Fees          16,313.82           2,258.21            2,450.21          8,358.30
                                                            --------------    ---------------    ----------------    --------------
 Servicing Fee                                                   11,848.96           1,889.85            2,951.73          3,816.16
 Interest on Accelerated Prepayments                                    --                 --                  --                --
                                                            --------------    ---------------    ----------------    --------------
                            Total Interest Distribution     $   286,547.75    $     46,939.65    $      92,201.23    $    95,751.37
                                                            ==============    ===============    ================    ==============
LOAN COUNT                                                             147                 29                  64                56
WEIGHTED AVERAGE PASS-THROUGH RATE                             7.794701722        8.491131287         8.110393058          8.461617